Condensed Consolidated Statements of Operations - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2016	Mar. 31, 2015
Revenue:
Gross revenue	$ 542,583	$ 503,366
Reimbursable expenses	(142,061)	(115,135)
Net revenue	400,522	388,231
Costs and expenses:
Direct costs	228,603	228,078
Selling, general and administrative expense	80,789	79,555
Depreciation and amortization	15,120	13,925
Total costs and expenses	324,512	321,558
Income from operations	76,010	66,673
Interest income	334	276
Interest expense	(3,215)	(279)
Income before provision for income taxes	73,129	66,670
Provision for income taxes	(10,165)	(10,801)
Net income	$ 62,964	$ 55,869
Net income per Ordinary Share:
Basic	$ 1.14	$ 0.93
Diluted	$ 1.12	$ 0.90
Weighted average number of Ordinary Shares outstanding:
Basic	55,011,019	60,281,059
Diluted	56,242,164	61,856,347